UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934
Date of report (Date of earliest event reported) May 8, 2008

PHI, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Louisiana	0-9827	72-0395707
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification
incorporation)		Number)

2001 SE Evangeline Thruway, Lafayette, Louisiana (Address of Principal Executive Offices)	70508 (Zip Code)
(800) 235-2452
(Registrant’s Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition
Item 9.01. Financial Statements and Exhibits
SIGNATURE
Press Release

Item 2.02.	Results of Operations and Financial Condition
     The following information is being provided under Form 8-K Item 2.02 and should not be deemed incorporated by reference by any general statement incorporating by reference this Current Report on Form 8-K into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates this information by reference, and none of this information should be deemed “filed” under such acts.
     On May 8, 2008, PHI, Inc. issued a press release announcing its first quarter 2008 earnings. The press release is filed herewith as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits
     (d) Exhibits

Exhibit No.	Description

99.1	Press Release of PHI, Inc. dated May 8, 2008, announcing earnings for first quarter March 31, 2008.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHI, Inc.
Date: May 12, 2008	By:	/s/ Michael J. McCann
	Name:	Michael J. McCann
	Title:	Chief Financial Officer